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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 30, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-5 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-5, Asset-Backed Certificates, Series 2006-5)
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-127620                  13-3387389
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)


          85 Broad Street, New York, New York                      10004
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       (Address of Principal Executive Offices)                 (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On March 30, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of March 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer and securities administrator and U.S. Bank National Association, as trustee of GSAA Home Equity Trust 2006-5, Asset-Backed Certificates, Series 2006-5 (the "Certificates"), issued in fifteen classes. The Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of March 1, 2006 of $1,213,756,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of March 28, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On March 30, 2006, GSAA Home Equity Trust 2006-5 (the "Trust") entered into one interest swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of March 30, 2006, among Countrywide Home Loans, Inc. ("Countrywide"), Countrywide Home Loans Servicing LP ("Countrywide Servicing"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The Countrywide Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.3.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, Countrywide, Countrywide Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of March 30, 2006, among First National Bank of Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, FNBN, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of March 30, 2006, among National City Mortgage Co.

("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On March 30, 2006, the Company, as depositor entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, NatCity, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of March 30, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, GreenPoint, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "Chase Step 1 Assignment Agreement") dated as of March 30, 2006, among JPMorgan Chase Bank, National Association ("Chase"), the Company and GSMC. The Chase Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "JPMorgan Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, JPMorgan, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The JPMorgan Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 1 Assignment Agreement") dated as of March 30, 2006, among SunTrust Mortgage, Inc. ("SunTrust"), the Company and GSMC. The SunTrust Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, SunTrust, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The SunTrust Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "PHH Step 1 Assignment Agreement") dated as of March 30, 2006, among PHH Mortgage Corporation ("PHH") Bishop's Gate Residential Mortgage Trust ("Bishop's Gate" and together with PHH, the "PHH Sellers") , the Company and GSMC. The PHH Step 1 Assignment Agreement is annexed hereto as Exhibit 99.15.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "PHH Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, the PHH Sellers, U.S.

Bank National Association and JPMorgan Chase Bank, National Association. The PHH Step 2 Assignment Agreement is annexed hereto as Exhibit 99.16.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "Avelo/Conduit Step 1 Assignment Agreement") dated as of March 30, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo/Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.17.

      On March 30, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "Avelo/Conduit Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, Avelo, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The Avelo/Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.18.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "CHLS/Conduit Step 1 Assignment Agreement") dated as of March 30, 2006, among Countrywide Servicing, the Company and GSMC. The CHLS/Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.19.

      On March 30, 2006, the Company entered into an Assignment Agreement (the "CHLS/Conduit Step 2 Assignment Agreement") dated as of March 30, 2006, among the Company, Countrywide Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The CHLS/Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.20.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:
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Exhibit 99.1      Master Servicing and Trust Agreement, dated as of March 1,
                  2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer, securities administrator and U.S. Bank National Association, as trustee.

Exhibit 99.2 Swap Agreement, dated as of March 30, 2006, between GSAA Home Equity Trust 2006-5 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Countrywide Step 1 Assignment Agreement, dated as of March 30, 2006, among Countrywide, Countrywide Servicing, GSMC and the Company.

Exhibit 99.4 Countrywide Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, Countrywide, Countrywide Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.5 FNBN Step 1 Assignment Agreement, dated as of March 30, 2006, among FNBN, GSMC and the Company.

Exhibit 99.6 FNBN Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, FNBN, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.7 NatCity Step 1 Assignment Agreement, dated as of March 30, 2006, among NatCity, GSMC and the Company.

Exhibit 99.8 NatCity Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, NatCity, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.9 GreenPoint Step 1 Assignment Agreement, dated as of March 30, 2006, among GreenPoint, GSMC and the Company.

Exhibit 99.10 GreenPoint Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, GreenPoint, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.11 JPMorgan Step 1 Assignment Agreement, dated as of March 30, 2006, among Chase, GSMC and the Company.

Exhibit 99.12 JPMorgan Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, Chase, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.13 SunTrust Step 1 Assignment Agreement, dated as of March 30, 2006, among SunTrust, GSMC and the Company.

Exhibit 99.14 SunTrust Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, SunTrust, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.15 PHH Step 1 Assignment Agreement, dated as of March 30, 2006, among the PHH Sellers, GSMC and the Company.

Exhibit 99.16 PHH Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, the PHH Sellers, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.17 Avelo/Conduit Step 1 Assignment Agreement, dated as of March 30, 2006, among Avelo, GSMC and the Company.

Exhibit 99.18 Avelo/Conduit Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, Avelo, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.19 CHLS/Conduit Step 1 Assignment Agreement, dated as of March 30, 2006, among, Countrywide Servicing, GSMC and the Company.

Exhibit 99.20 CHLS/Conduit Step 2 Assignment Agreement, dated as of March 30, 2006, among the Company, Countrywide Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   April 14, 2006


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                              --------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                 Exhibit Index

Exhibit Index

Item 601(a) of                   Description                  Paper (P) or
Regulation S-K                                                Electronic (E)

      99.1       Master Servicing and Trust Agreement, dated             E
                 as of March 1, 2006, among GS Mortgage
                 Securities Corp., as depositor, Deutsche
                 Bank National Trust Company, JPMorgan Chase
                 Bank, National Association and U.S. Bank,
                 National Association as  custodians,
                 JPMorgan Chase Bank, National Association, as master servicer, and securities administrator and U.S. Bank National
                 Association, as trustee.

      99.2       Swap Agreement, dated as of March 30, 2006,             E
                 between GSAA Home Equity Trust 2006-5 and
                 Goldman Sachs Mitsui Marine Derivative
                 Products, L.P., with Schedule and
                 Confirmation thereto.

      99.3       Countrywide Step 1 Assignment Agreement,                E
                 dated as of March 30, 2006, among
                 Countrywide, Countrywide Servicing, GSMC and the Company.

      99.4       Countrywide Step 2 Assignment Agreement,                E
                 dated as of March 30, 2006, among the
                 Company, Countrywide, Countrywide
                 Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National
                 Association.

      99.5       FNBN Step 1 Assignment Agreement, dated as              E
                 of March 30, 2006, among FNBN, GSMC and the
                 Company.

      99.6       FNBN Step 2 Assignment Agreement, dated as              E
                 of March 30, 2006, among the Company,
                 FNBN, U.S. Bank National Association and
                 JPMorgan Chase Bank, National Association.

      99.7       NatCity Step 1 Assignment Agreement, dated              E
                 as of March 30, 2006, among NatCity, GSMC and the Company.

      99.8       NatCity Step 2 Assignment Agreement, dated              E
                 as of March 30, 2006, among the Company, NatCity, U.S. Bank National Association and
                 JPMorgan Chase Bank, National Association.

      99.9       GreenPoint Step 1 Assignment Agreement,                 E
                 dated as of March 30, 2006, among
                 GreenPoint, GSMC and the Company.

     99.10       GreenPoint Step 2 Assignment Agreement,                 E
                 dated as of March 30, 2006, among the
                 Company, GreenPoint, U.S. Bank National
                 Association and JPMorgan Chase Bank,
                 National Association.

     99.11       JPMorgan Step 1 Assignment Agreement,                   E
                 dated as of March 30, 2006, among Chase, National Association, Inc., GSMC and the
                 Company.

     99.12       JPMorgan Step 2 Assignment Agreement,                   E
                 dated as of March 30, 2006, among the
                 Company, Chase, U.S. Bank National
                 Association and JPMorgan Chase Bank,
                 National Association.

     99.13       SunTrust Step 1 Assignment Agreement,                   E
                 dated as of March 30, 2006, among SunTrust, GSMC and the Company.

     99.14       SunTrust Step 2 Assignment Agreement,                   E
                 dated as of March 30, 2006, among the
                 Company, SunTrust, U.S. Bank National
                 Association and JPMorgan Chase Bank,
                 National Association.

     99.15       PHH Step 1 Assignment Agreement, dated as               E
                 of March 30, 2006, among the PHH Sellers,
                 GSMC and the Company.

     99.16       PHH Step 2 Assignment Agreement, dated as               E
                 of March 30, 2006, among the Company, the PHH Sellers, U.S. Bank National Association and JPMorgan Chase Bank, National
                 Association.

     99.17       Avelo/Conduit Step 1 Assignment Agreement,              E
                 dated as of March 30, 2006, among Avelo, GSMC and the Company.

     99.18       Avelo/Conduit Step 2 Assignment Agreement,              E
                 dated as of March 30, 2006, among the
                 Company, Avelo, U.S. Bank National
                 Association and JPMorgan Chase Bank,
                 National Association.

     99.19       CHLS/Conduit Step 1 Assignment Agreement,               E
                 dated as of March 30, 2006, among,
                 Countrywide Servicing, GSMC and the
                 Company.

     99.20       CHLS/Conduit Step 2 Assignment Agreement,               E
                 dated as of March 30, 2006, among the
                 Company, Countrywide Servicing, U.S. Bank
                 National Association and JPMorgan Chase
                 Bank, National Association.